UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019 (May 3, 2019)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Item 2.02.   Results of Operations and Financial Condition.
On May 6, 2019, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued (i) a news release announcing its results for the quarter ended March 31, 2019, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Financial Supplement for the quarter ended March 31, 2019, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02, 7.01 and Exhibits 99.1 and 99.3 listed in Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.
In connection with its earnings call for the quarter ended March 31, 2019, Brighthouse Financial has prepared a presentation for use with investors and other members of the investment community. This presentation is available on the Brighthouse Financial investor relations website at http://investor.brighthousefinancial.com.

Brighthouse Financial routinely uses its investor relations website to provide presentations, press releases and other information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at http://investor.brighthousefinancial.com.

Item 8.01.  Other Events.

On May 6, 2019, Brighthouse Financial issued a news release announcing that it has authorized the repurchase of up to $400 million of Brighthouse Financial common stock. The stock repurchase program supplements the Company’s $200 million stock repurchase program announced in August 2018. Repurchases under the stock repurchase program may be made through open market purchases, pursuant to 10b5-1 plans or pursuant to accelerated stock repurchase plans, from time to time at management's discretion in accordance with applicable federal securities laws. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	News release of Brighthouse Financial, Inc., dated May 6, 2019, announcing its results for the quarter ended March 31, 2019
99.2	News release of Brighthouse Financial, Inc., dated May 6, 2019, announcing common stock repurchase authorization
99.3	Financial Supplement for the quarter ended March 31, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Lynn A. Dumais
	Name:	Lynn A. Dumais
	Title:	Chief Accounting Officer

Date: May 6, 2019

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